                                                                    EXHIBIT 99.2

                THE LOCKHEED SALARIED EMPLOYEE SAVINGS PLAN PLUS


                                ALLOCATED SHARES
                         VOTING INSTRUCTIONS TO TRUSTEE


 FOR THE SPECIAL MEETING OF STOCKHOLDERS OF LOCKHEED CORPORATION - MARCH 15,1995

         The undersigned Participant in The Lockheed Salaried Employee Savings Plan Plus (the "Plan") hereby instructs U.S. Trust Company of California, N.A., as Trustee under the Plan ("Trustee"), to vote all shares of common stock of Lockheed Corporation allocated to the account of the Participant in accordance with the instructions on the reverse side of this form, and to represent the undersigned at the Special Meeting of Stockholders of Lockheed to be held at the Ritz-Carlton Chicago, 160 E. Pearson Street, Chicago, Illinois on March 15, 1995, at 9:00 a.m. local time, and at any adjournments or postponements thereof, and to act in its discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.


         THIS FORM MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. PACIFIC STANDARD TIME ON
         MARCH 13, 1995.  IF YOUR VOTING INSTRUCTIONS ARE NOT TIMELY
         RECEIVED, THE TRUSTEE WILL VOTE THE SHARES ALLOCATED TO YOUR ACCOUNT FOR THE ITEMS ON THE REVERSE SIDE OF THIS FORM. IF THIS FORM IS NOT RECEIVED BEFORE 5:00 P.M. PACIFIC STANDARD TIME ON MARCH 13, 1995,
         THE TRUSTEE CANNOT ENSURE THAT YOUR VOTING INSTRUCTIONS WILL BE FOLLOWED. YOUR VOTING INSTRUCTIONS TO THE TRUSTEE ARE CONFIDENTIAL AS EXPLAINED IN THE ACCOMPANYING NOTICE TO PLAN PARTICIPANTS.


                                                          YOUR ALLOCATED SHARES:


      Please specify your choice on each item, date and sign (on the reverse hereof), fold and return in the enclosed envelope.

         X    Please mark your choice like this and sign and date below


FOR YOUR INFORMATION, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.


1.       / /FOR           / /AGAINST               / /ABSTAIN            Approve and adopt an Agreement and Plan of
                                                                         Reorganization, dated August 29, 1994, as amended as of
                                                                         February 7, 1995 and a Plan and Agreement of Merger,
                                                                         dated August 29, 1994.

2.       / /FOR           / /AGAINST               / /ABSTAIN            Approve the adoption of the Lockheed Martin 1995 Omnibus
                                                                         Performance Award Plan.

3.       / /FOR           / /AGAINST               / /ABSTAIN            Approve the adoption of the Lockheed Martin Directors
                                                                         Deferred Stock Plan.

As a Participant in the Plan, I hereby acknowledge receipt of the Joint Proxy Statement/Prospectus relating to the Special Meeting of Stockholders of Lockheed, and I hereby instruct the Trustee to vote all shares allocated to my account as I have indicated above. If I sign, date and return this form but do not specifically instruct the Trustee how to vote, the Trustee will vote my allocated shares in accordance with the recommendations of the Lockheed Board of Directors.

The submission of this voting instruction form, if properly signed and dated, revokes ALL of my prior allocated share voting instructions received by the Trustee.


     --------------------------------------                --------------------
                  SIGNATURE                                        DATE

         PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE ENVELOPE PROVIDED

I PLAN TO ATTEND THE SPECIAL MEETING     / /YES            / /NO

        (Line markings on the top and bottom of this form are provided as a folding guide.)

                THE LOCKHEED SALARIED EMPLOYEE SAVINGS PLAN PLUS

                               UNALLOCATED SHARES
                         VOTING INSTRUCTIONS TO TRUSTEE

 FOR THE SPECIAL MEETING OF STOCKHOLDERS OF LOCKHEED CORPORATION - MARCH 15,1995

         The undersigned Participant in The Lockheed Salaried Employee Savings Plan Plus (the "Plan") hereby instructs U.S. Trust Company of California, N.A., as Trustee under the Plan ("Trustee"), to vote a proportionate number of shares of common stock of Lockheed Corporation not yet allocated to Participants' accounts in accordance with the instructions on the reverse side of this form, and to represent the undersigned at the Special Meeting of Stockholders of Lockheed to be held at The Ritz-Carlton Chicago, 160 E. Pearson Street, Chicago, Illinois on March 15, 1995, at 9:00 a.m. local time, and at any adjournments or postponements thereof, and to act in its discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

         THIS FORM MUST BE PROPERLY COMPLETED, SIGNED, DATED AND RECEIVED BY THE TRUSTEE NO LATER THAN 5:00 P.M. PACIFIC STANDARD TIME ON
         MARCH 13, 1995. IF THIS FORM IS RECEIVED AFTER 5:00 P.M. PACIFIC STANDARD TIME ON MARCH 13, 1995, THE TRUSTEE CANNOT ENSURE THAT
         YOUR VOTING INSTRUCTIONS WILL BE FOLLOWED. YOUR VOTING INSTRUCTIONS ARE CONFIDENTIAL AS EXPLAINED IN THE ACCOMPANYING NOTICE TO PLAN PARTICIPANTS.


                                                         YOUR ESOP MATCH SHARES:



      Please specify your choice on each item, date and sign (on the reverse hereof), fold and return in the enclosed envelope.

        X     Please mark your choice like this and sign and date below


FOR YOUR INFORMATION, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2 AND 3.

1.       / /FOR           / /AGAINST               / /ABSTAIN            Approve and adopt an Agreement and Plan of
                                                                         Reorganization, dated August 29,1994, as amended as of
                                                                         February 7, 1995, and a Plan and Agreement of Merger,
                                                                         dated August 29, 1994.

2.       / /FOR           / /AGAINST               / /ABSTAIN            Approve the adoption of the Lockheed Martin 1995 Omnibus
                                                                         Performance Award Plan.

3.       / /FOR           / /AGAINST               / /ABSTAIN            Approve the adoption of the Lockheed Martin Directors
                                                                         Deferred Stock Plan.

As a Participant in the Plan, I hereby acknowledge receipt of the Joint Proxy Statement/Prospectus relating to the Special Meeting of Stockholders of Lockheed, and I hereby instruct the Trustee to vote a proportionate number of shares not yet allocated to Participants' accounts as I have indicated above. If I sign, date and return this form but do not specifically instruct the Trustee how to vote, the Trustee will vote my proportionate share of the unallocated shares in accordance with the recommendations of the Lockheed Board of Directors.

The submission of this voting instruction form, if properly signed and dated, revokes ALL of my prior unallocated share voting instructions received by the Trustee.


   ---------------------------------------                 --------------------
                 SIGNATURE                                          DATE



    PLEASE SIGN, DATE AND MAIL THIS VOTING INSTRUCTION FORM PROMPTLY IN THE ENVELOPE PROVIDED

        (Line markings on the top and bottom of this form are provided as a folding guide.)